EXHIBIT 99.1
Joint Filer Information

Name and Address of Reporting Person:	Providence Equity GP VI International L.P.
c/o Providence Equity Partners Inc.
50 Kennedy Plaza, 18th Floor
Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Stream Global Services, Inc.
(SGS)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Earliest Transaction Required to be Reported:	4/27/12

Designated Filer:	PEP VI International Ltd.

PROVIDENCE EQUITY GP VI INTERNATIONAL L.P. By: PEP VI International Ltd., its sole general partner /s/ Robert S. Hull
Name: Robert S. Hull Title: Secretary, Treasurer and Chief Financial Officer	Date: May 1, 2012

Name and Address of Reporting Person:	Providence Equity Partners VI International L.P.
c/o Providence Equity Partners Inc.
50 Kennedy Plaza, 18th Floor
Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Stream Global Services, Inc.
(SGS)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Earliest Transaction Required to be Reported:	4/27/12

Designated Filer:	PEP VI International Ltd.

PROVIDENCE EQUITY PARTNERS VI INTERNATIONAL L.P. By: Providence Equity GP VI International L.P., its sole general partner By: PEP VI International Ltd., its sole general partner /s/ Robert S. Hull
Name: Robert S. Hull Title: Secretary, Treasurer and Chief Financial Officer	Date: May 1, 2012

Name and Address of Reporting Person:	EGS Luxco S.àr.l.
31 Boulevard Prince Henri
L-1724 Luxembourg

Issuer Name and Ticker or Trading Symbol:	Stream Global Services, Inc.
(SGS)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Earliest Transaction Required to be Reported:	4/27/12

Designated Filer:	PEP VI International Ltd.

EGS LUXCO S.ÀR.L. /s/ Sinisa Krnic
Name: Sinisa Krnic Title: Manager	Date: May 1, 2012

Name and Address of Reporting Person:	EGS Dutchco B.V.
Fred Roeskestraat 123
1076 EE, Amsterdam
The Netherlands

Issuer Name and Ticker or Trading Symbol:	Stream Global Services, Inc.
(SGS)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Earliest Transaction Required to be Reported:	4/27/12

Designated Filer:	PEP VI International Ltd.

EGS DUTCHCO B.V. /s/Sinisa Krnic
Name: Sinisa Krnic Title: Director	Date: May 1, 2012